UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                  Eatontown, New Jersey  07724

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       Notice is hereby given that the Annual Meeting of Shareholders of United Mobile Homes, Inc. (the Company) will be held on Thursday, May 28, 1998, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

           1. To elect nine Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

           2. To ratify the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the year ending December 31, 1998; and

           3. To approve an Amendment to the Certificate of Incorporation authorizing the Company to increase the number of authorized common stock, $.10 par value, from 10,000,000 shares to 15,000,000 shares; and

           4. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The minute books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on April 15, 1998 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Ernest V. Bencivenga
                                        ERNEST V. BENCIVENGA
                                                Secretary
April 24, 1998

                    UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                   Eatontown, New Jersey 07724

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                          May 28, 1998


             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 28, 1998, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are being distributed on or about April 24, 1998 to shareholders of record April 15, 1998.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on April 15, 1998, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 6,993,286 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2. Proposal 3 requires the affirmative vote of a majority of the outstanding shares.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for United Mobile Homes, Inc. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal year. No Directors attended fewer than 75% of the meetings.

     The  Company has a standing Audit Committee, a Stock Option
Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during the last fiscal year. Robert J. Anderson and Charles P. Kaempffer, both of whom are outside Directors, are members of the Audit Committee.

      The Compensation Committee, which makes recommendations  to the  Directors concerning compensation, met once during the  last
fiscal  year.   Richard H. Molke and Eugene  Rothenberg,  MD  are
members of the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, met once during the last fiscal year.  Charles
P. Kaempffer, Richard H. Molke and Eugene Rothenberg, MD are members of the Stock Option Committee.

                          NOMINEES FOR DIRECTOR



                     Present Position with the
                    Company; Business Experience
                       During Past Five Years;         Director
   Nominee; Age         Other Directorships              Since


Robert J. Anderson  Director.   Vice President (1973      1980
(75)                to  present) of  David  Cronheim
                    Company;   past   President   of
                    Industrial  Real  Estate  Brokers
                    Association of New York  and  New
                    Jersey.

Ernest V.           Secretary/Treasurer   (1984   to      1969
Bencivenga          present) and Director.
(80)                Financial  Consultant  (1976   to
                    present); Treasurer and  Director
                    (1961  to  present) and Secretary
                    (1967  to  present)  of  Monmouth
                    Capital   Corporation;  Treasurer
                    and  Director (1968  to  present)
                    of     Monmouth    Real    Estate
                    Investment Corporation.

Anna T. Chew        Vice    President    and    Chief     1994
(39)                Financial   Officer   (1995    to
                    present),  Controller  (1991   to
                    1995)  and  Director.   Certified
                    Public   Accountant;   Controller
                    (1991  to  present) and  Director
                    (1993  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation; Controller (1991  to
                    present)  and Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.

Charles P.          Director.    Investor;   Director     1969
Kaempffer           (1970  to  present)  of  Monmouth
(60)                Capital   Corporation;   Director
                    (1974  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;  Vice  Chairman  and
                    Director  (1996  to  present)  of
                    Community  Bank  of  New  Jersey;
                    Director   (1989  to   1996)   of
                    Sovereign     Community      Bank
                    (formerly Colonial Bank).

                          NOMINEES FOR DIRECTOR
                               (continued)


                        Present Position with the
                      Company; Business Experience
                        During Past Five Years;          Director
Nominee; Age              Other Directorships              Since


Eugene W. Landy     Chairman  of the Board  (1995  to      1969
(64)                present),  President   (1969   to
                    1995) and Director.  Attorney  at
                    Law,  Landy  &  Landy;  President
                    and  Director (1961  to  present)
                    of  Monmouth Capital Corporation;
                    President and Director  (1968  to
                    present) of Monmouth Real  Estate
                    Investment Corporation.

Samuel A. Landy     President   (1995  to   present),      1992
(37)                Vice  President  (1991  to  1995)
                    and  Director.  Attorney at  Law,
                    Landy  & Landy (1987 to present);
                    Director  (1989  to  present)  of
                    Monmouth  Real Estate  Investment
                    Corporation;  Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.

Richard H. Molke    Director.   Vice President  (1984      1986
(71)                to     present)     of     Remsco
                    Associates,  Inc., a construction
                    firm.

Eugene Rothenberg,  Director.     Obstetrician    and      1977
MD                  Gynecologist; Investor.
(65)

Robert G. Sampson   Director.    Investor;   Director      1969
(72)                (1963  to  present)  of  Monmouth
                    Capital   Corporation;   Director
                    (1968  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;   General    Partner
                    (1983   to  present)  of  Sampco,
                    Ltd., an investment group.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 1998, and shareholder approval of said appointment is requested. KPMG Peat Marwick LLP served as Independent Auditors of the Company since 1994. There are no affiliations between the Company and KPMG Peat Marwick LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG Peat Marwick LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG Peat Marwick LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                           PROPOSAL 3

               INCREASE IN AUTHORIZED COMMON STOCK


      The Board of Directors has declared advisable and has directed that there be submitted to the shareholders of the Company at the Annual Meeting a proposed amendment to Article Seventh of the Company's Certificate of Incorporation which would effect an increase in the number of authorized common shares from 10,000,000 shares to 15,000,000 shares.

      If approved, the increased number of authorized common shares will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders will be required. Further, the availability of additional common shares is necessary for issuance in connection with the Company's Dividend Reinvestment and Stock Purchase Plan.

     Under New Jersey law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is required to authorize the proposed increase in the authorized number of common shares. If the amendment to the Certificate of Incorporation is authorized, the text of Article Seventh pertaining to the Company's authority to issue common stock, will be as follows:

      "The total authorized capital  stock  of  this  Corporation is 15,000,000 shares of common stock, all of which shall be of the par value of $.10. All or any part of said shares of common stock of the par value $.10 may be issued by the Corporation from time to time and for such consideration as may be determined upon and fixed by the Board ofDirectors as provided by law, with no preemptive rights."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL



                     PRINCIPAL SHAREHOLDERS


     On April 1, 1998, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                Name and Address        Shares Owned    Percent
Title of Class  of Beneficial Owner     Beneficially    of Class

Common Stock    Beechmont Co., as Agent    394,400       5.63%
                122 East 42nd Street
                New York, NY  10168

Common Stock    Eugene W. Landy            851,879      12.18%
                20 Tuxedo Road
                Rumson, NJ  07760

 INFORMATION RESPECTING DIRECTORS, OFFICERS AND AFFILIATED ENTITY


       As   of   April  1,  1998,  the  Directors  and  Officers,
individually and as a group, beneficially owned Common Stock as follows:


    Name of                 Shares Owned
Beneficial Owner           Beneficially (1)      Percent of Class

Robert J. Anderson             16,068                  0.23%
Ernest V. Bencivenga           23,289 (2)              0.33%
Anna T. Chew                   25,127 (3)              0.36%
Charles P. Kaempffer           56,140 (4)              0.80%
Eugene W. Landy               851,879 (5)             12.18%
Samuel A. Landy               243,026 (6)              3.48%
Richard H. Molke              344,547 (7)              4.93%
Eugene Rothenberg, MD          81,163 (8)              1.16%
Robert G. Sampson             130,589 (9)              1.87%
United Mobile Homes, Inc.
   401(k) Plan                 28,037 (10)             0.40%

Directors, Officers & Affiliated
       Entity as a Group    1,799,865                 25.74%


(1)  Beneficial ownership, as defined herein, includes  Common
     Stock as to which a person has or shares voting and/or investment power.

(2)  Includes  (a)  8,872  shares owned  by  Mr.  Bencivenga's wife,  and  (b)  2,599  shares held in  Mr.  Bencivenga's
     401(k)  Plan.   Excludes  20,000  shares  issuable   upon
     exercise of stock options.

(3)  Includes (a) 22,977 shares owned jointly with Ms.  Chew's husband,  and (b) 2,150 shares held in Ms. Chew's  401(k)
     Plan.   Excludes 38,000 shares issuable upon exercise  of
     stock options.

(4) Includes (a) 2,000 shares owned by Mr. Kaempffer's wife, and (b) 54,140 shares held in the Charles P. Kaempffer
     Defined  Benefit Pension Plan of which Mr.  Kaempffer  is
     Trustee with power to vote.

(5)  Includes  (a)  55,649 shares owned by Mr.  Landy's  wife,
     (b) 172,607 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote, (c) 99,707 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote, and (d) 53,276 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes (a) 201,897 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest, and (b) 100,000 shares issuable upon exercise of stock options.

(6) Includes (a) 24,038 shares owned jointly with Mr. Landy's wife, (b) 13,884 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, and (c) 4,550 shares held in Mr. Landy's 401(k) Plan. Excludes 125,000 shares issuable upon exercise of stock options.

(7)  Includes  (a)  36,522 shares owned by Mr.  Molke's  wife,
     (b) 132,849 shares in the Richard H. Molke Grantor Retained Annuity Trust dated December 21, 1992, and (c) 132,849 shares in the Louise G. Molke Grantor Retained Annuity Trust dated December 21, 1992.

(8) Includes (a) 56,878 shares held by Rothenberg Investments, Ltd. in which Dr. Rothenberg has a beneficial interest, and (b) 20,173 shares held as Trustee for a Profit Sharing Plan of which Dr. Rothenberg has power to vote.

(9)  Includes  48,492 shares held by Sampco Ltd. in which  Mr.
     Sampson has a beneficial interest.

(10) Excludes shares held by Ernest V. Bencivenga, Samuel A. Landy and Anna T. Chew which have been included in their holdings as shown above. Samuel A. Landy, President and Director, and Anna T. Chew, Vice President and Director, are Co-Trustees of the Company's 401(k) Plan and share voting powers.

                     EXECUTIVE COMPENSATION


Summary Compensation Table.

      The following Summary Compensation Table shows compensation paid by the Company for services rendered during 1997, 1996 and 1995 to the Chairman of the Board, President, and Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:


Name and                          Annual Compensation
Principal Position  Options  Year    Salary    Bonus   All  Other


Eugene W. Landy     50,000   1997   $   -    $   -    $343,850(1)
Chairman of the     50,000   1996   $   -    $   -    $347,350(1)
Board                 -      1995   $   -    $   -    $310,160(1)

Samuel A. Landy     25,000   1997   $181,500  $39,981 $ 18,880(2)
President           25,000   1996   $165,000  $10,846 $ 18,880(2)
                    25,000   1995   $150,000  $15,769 $ 16,674(2)

Anna T. Chew         8,000   1997   $100,000  $11,846 $ 14,955(3)
Vice President &    10,000   1996   $ 86,650  $10,333 $ 13,509(3)
Chief Financial     10,000   1995   $ 76,650  $10,948 $ 11,428(3)
Officer


(1) Represents base compensation of $150,000 in 1997, 1996 and 1995, and a bonus of $15,000 in 1996, as well as Director's fees and legal fees. Includes an accrual of $160,000, $160,000 and $130,000 for 1997, 1996 and 1995, respectively, for pension and other benefits in accordance with Eugene W. Landy's employment contract.

(2) Represents    Director's   fees,    fringe    benefits    and
    discretionary  contributions by the Company to the  Company's
    401(k) Plan allocated to an account of the named executive officer.

(3) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Stock Option Plan

      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 1997:



                                                           Potential Realized
                                                            Value at Assumed
                            % of Total  Price               Annual Rates for
                   Options  Granted to   Per   Expiration      Option Term
  Name             Granted   Employees  Share     Date         5%       10%

Eugene W. Landy    25,000     23%     $13.375    3/17/02   $52,500   $153,800
Eugene W. Landy    25,000     23%     $13.0625  12/15/02   $52,333   $151,558
Samuel A. Landy    25,000     23%     $13.125    1/03/02   $50,775   $150,000
Anna T. Chew        8,000      7%     $11.50     6/25/02   $25,440   $ 56,160



      The following table sets forth for the executive officers named in the Summary Compensation Table information regarding stock options outstanding at December 31, 1997:

                                                            Value of Unexercised
                                     Number of Unexercised  Options at Year-End
                Shares     Value      Options at Year-End      Exercisable/
Name           Exercised  Realized  Exercisable/Unexercisable  Unexercisable

Eugene W. Landy   -0-       N/A        50,000 /  50,000      $175,000 / $ -0-
Samuel A. Landy   -0-       N/A        75,000 /  25,000      $181,250 / $ -0-
Anna T. Chew     10,000   $73,750      40,000 /   8,000      $142,500 / $2,000

Compensation of Directors

     The Directors receive a fee of $1,000 for each Board meeting attended. Directors also receive a fixed annual fee of $7,600, payable $1,900 quarterly. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Employment Agreements

     Eugene W. Landy:

      On  December  14,  1993, the Company and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. In lieu of annual increases in compensation, there will be additional bonuses voted by the Board of Directors.

      On severance of employment for any reason, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. If employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently.

      In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

      On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive $450,000, $100,000 thirty days after death and the balance one year after death.

      The  Employment  Agreement terminates  December  31,  1998.
Thereafter,  the  term  of  the  Employment  Agreement  shall  be
automatically  renewed  and  extended  for  successive   one-year
periods.

     Samuel A. Landy:

      Effective January 1, 1996, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Mr. Landy receives an annual base salary of $165,000 for 1996, $181,500 for 1997 and $199,650 for 1998 plus bonuses and customary fringe benefits. Bonuses shall be at the discretion of the Board of Directors and shall be based on certain guidelines. Mr. Landy will also receive four weeks' vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract.

      The Company agrees to loan to Mr. Landy $100,000 at the Company's corporate borrowing rate with a five-year maturity and a fifteen-year principal amortization. Additional amounts, secured by Company stock, may be borrowed at the same terms for the exercise of stock options.

      On severance and disability, Mr. Landy is entitled to one year's pay.

     Anna T. Chew:

      Effective January 1, 1997, the Company and Anna T. Chew entered into a three-year Employment Agreement under which Ms. Chew receives an annual base salary of $100,000 for 1997, $110,000 for 1998 and $121,000 for 1999 plus bonuses and customary fringe benefits. On severance for any reason, Ms. Chew is entitled to one year's pay. In the event of disability, her salary shall continue for a period of two years.

     Report of Board of Directors on Executive Compensation

     Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

     The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

     Evaluation

      The Company had a satisfactory year. The stock price rose from 11-3/8 at December 31, 1996 to 11-3/4 at December 31, 1997.
The Committee reviewed the progress made by Eugene W. Landy, Chairman of the Board, in expanding the Company. Eugene Landy completed the purchase of an additional community during 1997. Eugene W. Landy is under an employment agreement with the Company. His base compensation under this agreement is $150,000 per year. (The Summary Compensation Table shows an annual compensation to Eugene W. Landy of $150,000 plus $33,850 in director's and other legal fees plus $160,000 accrual for pension and other benefits for a total of $343,850 in 1997). The Committee granted Mr. Landy an option to purchase 25,000 shares for 1996 and an option to purchase 25,000 shares for 1997. Both options were granted in 1997.

      The Committee also reviewed the progress made by Samuel A. Landy, President. Net income and funds from operations increased by approximately 13% and 11%, respectively. Samuel A. Landy is under an employment agreement with the Company. His base compensation under this agreement is $181,500 for 1997 and will increase to $199,650 for 1998. The Committee granted Samuel A. Landy a bonus of $33,000 for 1996 which was paid in 1997.


                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                              1992  1993  1994  1995  1996  1997

United Mobile Homes, Inc.     100   162   177   249   307   336
NAREIT All REIT               100   119   120   141   192   228
S&P 500                       100   110   111   153   188   251

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Affiliated Partnerships

     Royal Green Ltd., a partnership in which Eugene W. Landy has a significant ownership interest, owns 30 homes located in Allentown Mobile Home Park in Memphis, Tennessee. The Company charges Royal Green Ltd. market rent on each occupied home.

Transactions with Monmouth Real Estate Investment Corporation

      During 1997 and 1996, the Company purchased 203,550 shares of Monmouth Real Estate Investment Corporation (MREIC) common stock at a cost of $1,183,693 primarily through its Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of March 19, 1998 was $1,931,881. There are five Directors of the Company who are also Directors and shareholders of MREIC.

Transactions  with Monmouth Capital Corporation  and  The  Mobile
Home Store, Inc.

     During 1997 and 1996, the Company purchased 21,269 shares of Monmouth Capital Corporation (MCC) common stock at a cost of $54,036 primarily through its Dividend Reinvestment and Stock Purchase Plan. Six Directors of the Company are also Directors and shareholders of MCC.

      The  Company  receives rental income from The  Mobile  Home
Store, Inc. (MHS), a wholly-owned subsidiary of MCC. MHS sells and finances the sales of manufactured homes.

      MHS pays the Company market rent on sites where MHS has a home for sale. Total site rental income from MHS amounted to $117,709, $98,167 and $40,423, respectively, for the years ended
December 31, 1997, 1996 and 1995.

     Effective April 1, 1995, the Company and MHS entered into an agreement whereby MHS leases space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $90,000, $90,000 and $67,500 for the years ended December 31, 1997, 1996 and 1995, respectively.

      As a REIT, the Company cannot be in the business of selling manufactured homes for profit. During 1997, 1996 and 1995, the Company had approximately $134,000, $64,000, and $180,000, respectively, of rental homes that were sold to MHS at book value.

      During 1997, 1996 and 1995, the Company purchased from MHS at its cost, 7, 13 and 10 new homes, respectively, totaling
$198,374,  $298,025 and $196,952, respectively,  to  be  used  as rental homes.

Directors', Management and Legal Fees

      During  the years ended December 31, 1997,  1996 and  1995,
Director's, management and legal fees to Eugene W. Landy and the law firm of Landy & Landy amounted to $183,850, $187,350 and $180,160, respectively.

Other Matters

     There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A.
Landy,  President  and Director, is the son of Eugene  W.  Landy,
Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.

      There is a potential loss of professional independence inherent in the attorney/director relationship. This may jeopardize the attorney's usefulness as a director and may compromise his effectiveness as a corporate attorney. It is not unusual for a corporation to have on its Board of Directors an attorney who also serves as outside counsel. The New Jersey Supreme Court has ruled that this relationship is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                             GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1997 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to UNITED MOBILE HOMES, INC., Attention: Secretary, 125 Wyckoff Road, Eatontown, NJ 07724.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1999 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than December 1, 1998.

                               By Order of the Board of Directors


                                   /s/ Ernest V. Bencivenga
                                       ERNEST V. BENCIVENGA
                                            Secretary

Dated:   April 24, 1998


IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                      PROXY
                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The  undersigned  hereby  appoints EUGENE  W.  LANDY,  ERNEST  V.
BENCIVENGA, and ROBERT G. SAMPSON, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, May 28, 1998, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The  Board of Directors recommends a vote FOR items (1), (2)  and
(3), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Robert J. Anderson, Ernest V. Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W. Landy, Samuel A. Landy, Richard H. Molke,
     Eugene Rothenberg, MD and Robert G. Sampson.
     (Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below.)

     ____________________________________________________________

     FOR all Nominees                  WITHHOLD AUTHORITY
     except as Indicated /  /      to vote for listed Nominees /  /

(2)  Approval of the appointment of KPMG Peat Marwick LLP as
     Independent Auditors for the Company for the year ending
     December 31, 1998.

          FOR /  /            AGAINST  /  /       ABSTAIN /  /

(3) Approval of an Amendment to the Certificate of Incorporation authorizing the Company to increase the number of authorized common stock from 10,000,000 shares to 15,000,000 shares.

          FOR /  /            AGAINST  /  /       ABSTAIN /  /

(4) Such other business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged:

DATED:____________________________, 1998.

_______________________________________________
            Signature

_______________________________________________
            Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.